UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

AmerisourceBergen Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Morris Drive Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 10, 2009, representatives of AmerisourceBergen Corporation (the “Registrant”) will attend the Robert W. Baird & Company, Inc. 2009 Healthcare Conference in New York. Speaking at the Conference will be Executive Vice President and Chief Financial Officer Michael D. DiCandilo and Executive Vice President and President AmerisourceBergen Drug Corporation Steven H. Collis. At the Conference, Mr. DiCandilo intends to reaffirm the Registrant’s fiscal year 2009 guidance. Accordingly, the Registrant continues to expect diluted earnings per share from continuing operations for fiscal year 2009 to be at the higher end of the range of $1.59 to $1.65, an increase of 10 percent to 15 percent over the split-adjusted $1.44 in fiscal year 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: September 9, 2009

By:        /s/ Michael D. DiCandilo
Name:   Michael D. DiCandilo
Title:     Executive Vice President

and Chief Financial Officer